Exhibit 10.7

(Part 1 of 2)

May 10, 2021

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Re: Consent of Independent Petroleum Engineer

Dear Ing. Octavio Romero Oropeza:

We refer to our report, entitled “Certification of the Proved Reserves of Pemex Producción y Exploración in 5 fields in Mexico as of December 31, 2020 (the “Report”).

We hereby consent to the references to Sproule International Limited (“Sproule”) and to the inclusion of and information derived from Sproule’s Report in Petróleos Mexicanos’ (“Pemex”) annual report Form 20-F for the year ended December 31, 2020 dated April 14, 2021 (the “Annual Report”) and to the inclusion of our Report as Exhibit 10.8 to the Annual Report. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2020, for the 5 fields located in the Bellota-Jujo, Cinco Presidentes and Litoral de Tabasco business units. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Yours truly,

Sproule International Limited and Sproule México S.A. de C.

Steven J. Golko, P.Eng.

Senior Vice President, Consulting Services

Exhibit 10.7

(Part 2 of 2)

May 10, 2021

Ing. Octavio Romero Oropeza

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva, Piso 44

Colonia Verónica Anzures

Alcaldía Miguel Hidalgo

11300 Ciudad de México, México

Re: Consent of Independent Petroleum Engineer

Dear Ing. Octavio Romero Oropeza:

We refer to our report, entitled “Certification of the Proved Reserves of Pemex Producción y Exploración in 5 fields in Mexico as of December 31, 2020 (the “Report”).

We hereby consent to the references to Sproule International Limited (“Sproule”) and to the inclusion of and information derived from Sproule’s Report in Petróleos Mexicanos’ (“Pemex”) annual report Form 20-F for the year ended December 31, 2020 dated April 14, 2021 (the “Annual Report”) and to the inclusion of our Report as Exhibit 10.8 to the Annual Report. We have audited the estimates of Pemex’s proved oil, condensate, natural gas, and oil equivalent reserves, as of December 31, 2020, for the 5 fields located in the Ku-Maloob-Zaap and Litoral de Tabasco business units. These estimates were prepared by Pemex Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Yours truly,

Sproule International Limited and Sproule México S.A. de C.V.

Steven J. Golko, P.Eng.

Senior Vice President, Consulting Services